UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 27, 2019

SAVARA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6836 Bee Cave Road

Building III, Suite 200

Austin, TX 78746

(Address of principal executive offices, including zip code)

(512) 961-1891

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SVRA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 27, 2019, Savara Inc. (the “Company”), through its wholly-owned subsidiary, Aravas Inc. (“Aravas”), entered into an Amendment (the “Amendment”) to the Business Transfer Agreement, dated May 13, 2016 (the “Agreement”), between Aravas and Serenova A/S, formerly Serendex Pharmaceuticals A/S (“Serenova”). Prior to the Amendment, the terms of the Agreement provided for an aggregate of $21.5 million in cash payments to Serenova upon the achievement of certain regulatory approval milestones related to the Company’s Molgradex product (the “Milestone Payments”). The Amendment modifies the Agreement to provide for the issuance of 1,105,216 shares of the Company’s common stock (the “Shares”), which represents the equivalent of $12,500,000 in shares of the Company’s common stock based on the volume weighted-average trading price of the Company’s common stock for the ten trading days ending May 23, 2019, within five business days of the effective date of the Amendment in lieu of the Milestone Payments. The Amendment further provides that Serenova will not sell, contract to sell, or otherwise transfer or dispose of the Shares until the earlier of (i) marketing approval of the Company’s Molgradex product by the U.S. Food and Drug Administration or (ii) twelve months following the date of the Amendment.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which the Company plans to file with its Form 10-Q for the period ended June 30, 2019.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01, “Entry into a Material Definitive Agreement” is incorporated herein by reference. The issuance of the shares to Serenova will be made in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and, in connection with the issuance, Serenova shall make such investment representations that the Company deems necessary to comply with such securities exemption.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2019		SAVARA INC. a Delaware corporation

	By:	/s/ Rob Neville
Rob Neville
Chief Executive Officer